Supplement to the John Hancock Equity Funds Prospectus
                               dated March 1, 2003



John Hancock Multi Cap Growth Fund
John Hancock Small Cap Growth Fund


For each of the funds referenced above, the "Portfolio Managers" section has been deleted and replaced with the following:


  Anurag Pandit, CFA
   Joined fund team in 1996
  Thomas P. Norton, CFA
   Joined fund team in 2003

On page 41, the Management Biography for Bernice S. Behar has been deleted.


July 18, 2003